EXHIBIT NO. 32.1
Form 10-QSB
Las Vegas Resorts Corporation
File No. 33-10513-LA

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In connection with the Quarterly Report of Las Vegas Resorts Corporation (the "Company") on Form 10-QSB for the period ending October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn A. Little, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 14, 2005                          By: /s/ Glenn A. Little
      --------------                             -------------------------------
                                                                 Glenn A. Little
                                                     Chief Executive Officer and
                                                         Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Las Vegas Resorts Corporation and will be retained by Las Vegas Resorts Corporation and furnished to the Securities and Exchange Commission or its staff upon request.